UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 17, 2014

EACO Corporation
(Exact name of registrant as specified in its charter)

Florida	000-14311	59-2597349
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 N. Lakeview Avenue, Anaheim, California	92807
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(714) 876-2490

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On June 17, 2014, EACO Corporation (the “Company”) completed the sale of the Company’s real property located in Sylmar, California, consisting of two commercial buildings on parcels of land, for the purchase price of $3,675,000 for the property commonly known as 12458 Gladstone Avenue, Sylmar, California and $5,450,000 for the property commonly known as 12460 Gladstone Avenue, Sylmar, California. The sale of the properties were consummated pursuant to agreements with Selective Real Estate Investments (“Buyer”) effective March 27, 2014, as amended by the First Amendments to such agreements effective May 27, 2014, which assigned the Buyer’s interest under such agreements to 12458 Gladstone Land, LLC and to Selective 12460 Gladstone, LLC.

The foregoing description of the agreements is qualified in its entirety by reference to the full text of such agreements, as amended, a copy of which is attached hereto as Exhibits 2.1-2.3.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro forma financial information.

The Company is a smaller reporting company. As a result, pursuant to Rule 8-05 of Regulation S-X, no pro forma financial information related to the sale transaction described in Item 2.01 is presented.

(d)	Exhibits.

Exhibit No.	Description
2.1	Agreements effective March 27, 2014 by and between EACO Corporation and Selective Real Estate Investments for the sale and purchase of EACO’s real properties in Sylmar, CA (Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on April 14, 2014 is incorporated herein by reference.)
2.2	First Amendment to Standard Offer, Agreement and Escrow Instructions effective May 27, 2014 by and between EACO Corporation, Brisa, Inc., dba Selective Real Estate Investments, and 12458 Gladstone Land, LLC
2.3	First Amendment to Standard Offer, Agreement and Escrow Instructions effective May 27, 2014 by and between EACO Corporation, Brisa, Inc., dba Selective Real Estate Investments, and Selective 12460 Gladstone, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 23, 2014	EACO CORPORATION

	By:	/S/ MICHAEL NARIKAWA
Michael Narikawa, Controller

exhibit Index

Exhibit No.	Description
2.1	Agreements effective March 27, 2014 by and between EACO Corporation and Selective Real Estate Investments for the sale and purchase of EACO’s real properties in Sylmar, CA (Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on April 14, 2014 is incorporated herein by reference.)
2.2	First Amendment to Standard Offer, Agreement and Escrow Instructions effective May 27, 2014 by and between EACO Corporation, Brisa, Inc., dba Selective Real Estate Investments, and 12458 Gladstone Land, LLC
2.3	First Amendment to Standard Offer, Agreement and Escrow Instructions effective May 27, 2014 by and between EACO Corporation, Brisa, Inc., dba Selective Real Estate Investments, and Selective 12460 Gladstone, LLC